LOAN AND SECURITY AGREEMENT


THIS LOAN AND SECURITY AGREEMENT ("Security Agreement') is entered into by and between The Brunton Company, a corporation formed under the laws of the state of Wyoming having its principal place of business at 620 East Monroe, Riverton, Wyoming, 82501 (Creditor) and U.S. Energy Corp., a corporation formed under the laws of the state of Wyoming having its principal place of business at 877 North 8th West, Riverton, Wyoming, 82501 (Debtor) with the intent and agreement that this Security Agreement shall be effective as of the 30th day of April, 1993.

                                 RECITALS

     A. Debtor, has received advances from The Brunton Company, or has otherwise become indebted to it.

     B. In order to formalize the understanding of the Debtor and Creditor concerning the amounts owed by the Debtor to Creditor, Debtor desires to make a promissory note in the principal amount of $211,800, payable to Creditor in 120 monthly payments with the principal thereof and all accrued interest thereon through April 30, 2003, the principal bearing interest at a rate of 2.5% above the Chemical Bank of New York's prime rate per annum.

     C. Debtor desires to provide a security interest in shares of Creditor's $.01 par value common stock as described in Attachment A to secure Debtor's payment obligations to Creditor under the Note.


                                 AGREEMENT

NOW THEREFORE, In consideration of the terms and conditions contained herein and of extensions of credit previously, now or subsequently made to or for the benefit of Debtor by Creditor, the parties agree as follows:

                                 ARTICLE I
                                DEFINITIONS

For the purposes of this Security Agreement, the following terms shall have the meanings set forth below. Other terms contained in this Security Agreement, and which are not otherwise specifically defined herein, shall have the meanings given such terms under the Wyoming Uniform Commercial Code:

1.1 "Collateral" shall mean shares of $.01 par value common stock of Creditor owned by and registered in the name of Debtor and evidenced in Attachment A.

1.2 "Debt" shall mean the amounts evidenced by the Note and secured by the Collateral, in the amounts set forth in the Note.

1.3  "Debt Instruments" shall mean collectively this Security
Agreement (with its Attachments), and the Note, and "Debt
Instrument" shall mean any one of the foregoing.

1.4 "Event of Default" shall mean an event which is an event of default under this Security Agreement, as defined in Article VIII.

1.5 "Note" shall refer to the Secured Promissory Note of Debtor affixed as Attachment "B".

1.6 "Obligations" shall mean all of the Debtor's obligations, liabilities and indebtedness to Creditor or to any Affiliate of Creditor, of any and every kind or nature whether previously, now or subsequently owing, arising, due or payable and however evidenced, created, incurred, acquired, or owned, and whether arising or existing under written agreement or by operation of law including, without limitation, all of Debtor's indebtedness, liabilities and obligations to the Creditor under this Security Agreement, the Note and the other Debt Instruments.

1.7 "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party, or government (whether territorial, national, federal, state, provincial, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

1.8 "Security Agreement" shall mean this Security Agreement, including all Attachments hereto and all amendments and modifications to any of the foregoing.

                                ARTICLE II
                                 THE DEBT

2.1 "Debt" The Debt shall have the terms and conditions set forth in this Security Agreement and the Note. The Debt shall be evidenced by the Note and secured by the Collateral.

                                ARTICLE III
                              THE COLLATERAL

3.1 Collateral Debtor grants and assigns to Creditor, a continuing mortgage, lien and security interest in all of Debtor's right, title and interest in and to those properties and assets identified herein as Collateral and concurrently with the execution hereof delivers the certificates representing the Collateral into the hands of the Creditor.

3.2 Purpose and Nature of Security Interests The mortgage, lien and security interest granted in this Article III are granted for the purposes of, and such Collateral secures and shall in the future secure:

     3.2.1 The due and punctual payment of the Obligations whether such applicable Obligations are now or subsequently existing under this Security Agreement, any Debt Instrument, and all increases, extensions, modifications, and renewals of any of the foregoing;

     3.2.2 The payment and performance of all liabilities of every kind and character, direct or indirect, absolute or contingent, due or to become due, now existing or in the future arising, whether joint or several, whether created under this Security Agreement or any other Debt Instruments to which Creditor and Debtor are parties, or otherwise. All payments and performances shall be in accordance with the terms of the Debt Instruments and Debtor shall promptly reimburse Creditor for any and all amounts expended by Creditor in accordance with the terms of this Security Agreement and the other Debt Instruments, as the same may be amended, renewed or modified in the future, with all such amounts to be included within the indebtedness secured, together with all interest, charges and other amounts due from Debtor under any of the foregoing.

3.3 Not a Sale The Collateral is not to be deemed or construed as being sold to or purchased by the Creditor. Debtor is and shall remain absolutely liable for the performance of its Obligations under the Debt instruments in accordance with the terms of the Note.

                                ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES BY DEBTOR

Debtor represents and warrants to Creditor that:

4.1  Power and Authorization

     4.1.1 Debtor is a corporation with all requisite power to enter into this Security Agreement and the other Debt Instruments, to issue the Note and to otherwise carry out and perform all of its Obligations under the terms of this Security Agreement and the other Debt Instruments.

     4.1.2 This Security Agreement, the Note, and the other Debt Instruments are valid and binding obligations of the Debtor, enforceable in accordance with their respective terms, except as enforceability thereof may be limited under general principles of equity (regardless of whether the issue of such enforceability is considered a proceeding in equity or at law) or by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights.

     4.1.3 The execution and delivery of the Security Agreement, the Note, the other Debt Instruments, and the consummation of the transactions herein contemplated, does not and will not: (1) conflict with or result in a breach of, any of the terms, provisions, or conditions of any material agreement to which Debtor is a party, (2) violate, conflict with or result in the breach or termination of, or otherwise give any party the right to terminate, or constitute an event which, after the giving of notice or the passage of time, or both would constitute a default under the terms of, any material agreement, and which, either separately or in the aggregate, might materially and adversely affect the operations or financial condition of Debtor, (3) violate any judgment, order, injunction, decree or award against or binding upon Debtor, or (4) violate any law or regulation of the United States or of any jurisdiction thereof, which is binding on Debtor.

4.2 Validity of the Note, and the Collateral The Collateral is, and when issued in compliance with the provisions of this Security Agreement, the Note will be, free of all liens and encumbrances except those created by the Debt Instruments and each such instrument shall represent the valid and binding Obligation of Debtor and shall be enforceable in accordance with its respective terms, except as enforceability thereof may be limited under general principles of equity (regardless of whether the issue of such enforceability is considered a proceeding in equity or at law) or by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights..

4.3 First Priority Except for certain rights in favor of lessors to the Properties, the mortgage, lien and security interest granted under the Security Agreement constitutes a senior or first priority mortgage, lien or security interest on all of the Collateral.

                                 ARTICLE V
                             EVENTS OF DEFAULT

The occurrence of any of the following events or conditions shall be an event of default (an "Event of Default"), and unless the same shall have been waived by Creditor in writing or remedied by Debtor, shall, at the option of the Creditor exercisable by written notice of default from the Creditor to Debtor, cause all sums of principal and interest then remaining unpaid on the Note in default to become immediately due and payable without demand, presentment, protest or further notice of any kind, all of which are hereby expressly waived by Debtor:

5.1  Breach of Repayment Obligations  A breach by Debtor of any
Obligation under the terms of the Note.

5.2 Breach of Warranty The discovery that any material representation or warranty of Debtor made in this Security Agreement or in any other Debt Instrument or in any statement or certificate at any time given by Debtor in writing pursuant to or in connection with this Security Agreement or any other Debt Instrument shall have been false or materially misleading in any material respect on the date on which it was made.

5.3 Lien on Collateral A writ of execution or attachment or any similar process shall be issued or levied against all or any part of the Collateral in which Creditor has a mortgage,lien or security interest, or any judgment involving monetary damages shall be entered against Debtor which shall become a mortgage, lien or security interest on such Collateral or any portion thereof or interest therein and such execution, attachment or similar process or judgment is not released, bonded, satisfied, vacated or permanently stayed within thirty (30) days after its entry or levy.

5.4 Insolvency: Receiver or Trustee Any of the following circumstances occur:

     5.4.1 The adjudication of Debtor as a bankrupt or insolvent, or the admission by Debtor in writing of its inability to pay its debts as they mature, or an assignment by Debtor for the benefit of creditors.

     5.4.2 The application for or consent by Debtor to the appointment of a receiver, trustee or similar officer for it or for any substantial part of its property or business.

     5.4.3 The appointment of such a receiver, trustee or similar officer without the application or consent of Debtor, which appointment shall have continued undischarged for a period of thirty (30) days.

     5.4.4 The institution by Debtor (whether by petition, application, answer, consent or otherwise) of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction, or the institution of any such proceedings (by petition, application, or otherwise) against Debtor which shall have remained undismissed for a period of thirty (30) days.

     5.4.5 The issuance of any judgment, writ of attachment or execution or similar process or levy against any of the assets of Debtor which shall not have been discharged, released, vacated, fully bonded, or permanently stayed within thirty (30) days after its issue or levy.

                                ARTICLE VI
                      REMEDIES UPON EVENT OF DEFAULT

Upon the occurrence of an Event of Default, Creditor may, at its option, do any one or more of the following:

6.1 Power Over Collateral Either personally or by means of a court-appointed receiver, exercise all rights and powers of Debtor in respect to the Collateral or any part thereof.

6.2 Option of U.S. Energy Corp. to Repurchase Brunton Common Stock Purchaser hereby grants to U.S. Energy Corp. an option to repurchase all or a part of Brunton Stock which was sold to Brunton as more fully set out in Paragraph B above, for a period of three
(3) years from the date of this Agreement. The repurchase price for the Brunton Stock for year one, two and three of the option shall be $.11 per share, $.132 per share and $.16 per share, respectively, less any principal amounts paid under Recital B.
U.S. Energy Corp. may exercise this Option by notification to Brunton and payment within ten (10) days thereafter for the Brunton Stock they desire to repurchase. It is mutually agreed and understood that said Seller's Stock Option may be transferred or be otherwise assigned at the sole discretion of the U. S. Energy Corp. Board of Directors. U.S. Energy shall be responsible for any fees associated with the exercise of their respective Option.

6.3 Payment of Claims Without notice to or demand upon Debtor, make such payments and do such acts as Creditor may deem necessary to protect its mortgage, lien and security interests in the Collateral including, without limitation, paying, purchasing, contesting or compromising any tax, fee, encumbrance, charge or lien which is prior to or superior to the mortgage, lien or security interest granted to Creditor, and in exercising any such powers or authority Creditor may pay all reasonable expenses incurred, which shall be Obligations.

6.4 UCC Remedies Exercise any and all remedies of a secured party under the Wyoming Uniform Commercial Code or any other applicable law.

6.5 Enforcement Expenses All expenses of enforcement of the Debt Instruments and disposition of the Collateral, including without limitation, attorneys' fees, costs of segregation, retaking, holding, preparing for sale, selling and other expenses relating to disposition or collection of the Collateral shall be paid by Debtor to Creditor on demand and Creditor may pay or set off such amounts out of the proceeds obtained by Creditor from the sale or other disposition of the Collateral.

                                ARTICLE VII
                               MISCELLANEOUS

7.1 CHOICE OF LAW AND FORUM IT IS THE INTENTION OF THE PARTIES HERETO THAT THE INTERNAL LAWS OF THE STATE OF WYOMING U.S.A., INCLUDING, WITHOUT LIMITATION, ANY LAWS GOVERNING USURY OR PERMISSIBLE RATES OF INTEREST SHALL GOVERN THE VALIDITY OF THIS SECURITY AGREEMENT AND THE DEBT INSTRUMENTS, THE CONSTRUCTION OF THEIR TERMS, AND THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO. EXCEPT AS SET FORTH BELOW, THE PARTIES HEREBY AGREE THAT ANY SUIT TO ENFORCE ANY PROVISION OF THIS SECURITY AGREEMENT OR ANY DEBT INSTRUMENT ARISING OUT OF OR BASED THEREON OR ON THE BUSINESS RELATIONSHIP BETWEEN ANY OF THE PARTIES HERETO SHALL BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF WYOMING OR THE DISTRICT COURT FOR THE COUNTY OF FREMONT, NINTH JUDICIAL DISTRICT, WYOMING, U.S.A. EACH PARTY HEREBY AGREES THAT SUCH COURTS SHALL HAVE EXCLUSIVE IN PERSONAM JURISDICTION AND VENUE WITH RESPECT TO EACH SUCH PARTY, AND EACH PARTY HEREBY SUBMITS TO THE EXCLUSIVE IN PERSONAM JURISDICTION AND VENUE OF SUCH COURTS. IN ADDITION TO THE FOREGOING, CREDITOR, AT ITS SOLE OPTION, MAY COMMENCE ANY SUCH SUIT IN ANY JURISDICTION IN WHICH DEBTOR HAS A RESIDENCE OR WHERE ANY COLLATERAL SECURING THE REPAYMENT OF THE OBLIGATIONS IS LOCATED.

7.2 Binding upon Successors and Assigns Subject to, and unless otherwise provided in this Security Agreement, each and all of the covenants, terms, provisions and agreements contained herein shall be binding upon, and inure to the benefit of the successors, executors, heirs, representatives, administrators and assigns of the parties hereto. Except as otherwise provided herein, all rights of Creditor hereunder shall be assignable.

7.3 Severability If any one or more provisions of this Security Agreement shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall be interpreted so as best to reasonably give effect to the intent of the parties hereto. The parties further agree to replace any such unenforceable provisions of this Security Agreement with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

7.4 Entire Agreement This Security Agreement, the Debt Instruments, the Attachments hereto, and the documents referenced herein, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements, understandings, inducements or conditions, whether express or implied and whether written or oral, between the parties with respect to the Obligations. The express terms hereof shall control and supersede any course of performance or usage of the trade which is inconsistent with any of the terms hereof.

7.5 Survival All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Security Agreement and the consummation of the Closing hereunder, and shall terminate only upon the full payment, satisfaction and performance by Debtor of its Obligations and indebtedness under this Security Agreement and the other Debt Instruments.

7.6 Attorneys' Fees Should suit be brought to enforce or interpret any part of this Security Agreement, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees (including without limitation, costs, expenses and fees on any appeal).

7.7  Time  Time is of the essence of this Security Agreement.

7.8 Further Assurances Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements, to give such further written assurances and to take such further actions, as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby, and as necessary to carry into effect the intents and purposes of this Security Agreement.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Security Agreement as of the date stated on the first page hereof.

CREDITOR:


THE BRUNTON COMPANY
A Wyoming Corporation
620 East Monroe
Riverton, WY  82501
(SEAL)




By:
     HAROLD F. HERRON, President


WITNESSED



By:
     KEITH G. LARSEN, Assistant Secretary


DEBTOR:

U.S. ENERGY CORP.
A Wyoming Corporation
877 North 8th West
Riverton, WY 82501



By:
     JOHN L. LARSEN, President

WITNESSED


By:  s/ MAX T. EVANS,
     Secretary

                              ACKNOWLEDGEMENT

STATE OF WYOMING        )
                )ss.
COUNTY OF FREMONT  )

    Before me, on this               day of April, 1993,
personally appeared Harold F. Herron and Keith G. Larsen known to me, and who acknowledged that they are the President and Assistant Secretary, respectively, of The Brunton Company, and who executed this Loan and Security Agreement on behalf of The Brunton Company, and set its seal hereto.

    Witness my hand and official seal.


My Commission Expires:
                             Notary Public

(NOTARY SEAL)





                              ACKNOWLEDGEMENT

STATE OF WYOMING        )
                   )ss.
COUNTY OF FREMONT  )

    Before me, on this               day of April, 1993,
personally appeared John L. Larsen and Max T. Evans, known to me, and who acknowledged that they are the President and Secretary, respectively, of U.S. Energy Corp. and who executed this Loan and Security Agreement on behalf of U.S. Energy Corp., and set its seal hereto.


    Witness my hand and official seal.


My Commission Expires:
                             Notary Public

(NOTARY SEAL)





                          Schedule of Attachments

Attachment            Identification of Document

    A                 Listing of Collateral
    B                 Secured Promissory Note

                               ATTACHMENT A

                           LISTING OF COLLATERAL


Collateral, as defined in the Loan and Security Agreement between THE BRUNTON COMPANY (Creditor) and U.S. ENERGY CORP. (Debtor) dated April 30, 1993, consists of the following:

     1.   The Brunton Company Stock Certificate numbers 3310 and
          3715 representing 2,647,500 shares of the $.01 par value common stock of The Brunton Company.

                                        Debtor: U.S. ENERGY
CORP.
                                        Attachment:   B
                                        Document defined as the
"Note"

                          SECURED PROMISSORY NOTE

$211,800                           Issued as of the 30th day of April, 1993
                                                          Riverton, Wyoming

FOR VALUE RECEIVED, U.S. ENERGY CORP., a Wyoming corporation in good standing (Debtor), hereby promises to pay to the order of THE BRUNTON COMPANY a Wyoming Corporation ("Creditor") (in lawful money of the United States of America, or with equal value as otherwise expressly permitted herein) at the office of Creditor located at 620 East Monroe, Riverton, Wyoming, 82501., or at such other place as Creditor or a future holder hereof (Creditor or such other holder being sometimes referenced herein as ("Holder")) may from time to time designate in writing, the principal sum of Two Hundred Eleven Thousand Eight Hundred dollars and No cents ($211,800), together with interest on the unpaid principal balance hereof, all as specified below.

This Secured Promissory Note ("Note") has been issued pursuant to a Loan and Security Agreement, dated as of the 30th day of April, 1993, between Debtor and Creditor (the "Security Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the meanings indicated in the Security Agreement.

All interest accruing at the annual percentage rates specified herein shall be calculated on the basis of a 360-day year and actual days elapsed, and any such accrued interest which is not paid when due shall be added to unpaid principal and shall thereafter bear interest in the same manner as the unpaid principal balance hereof. Additionally, notwithstanding any provision of this Note, it is the intent and agreement of Debtor, in the event any obligation to pay interest specified herein is found to violate any applicable law or regulation, that this Note shall be construed or deemed amended so that the interest is reduced to the extent necessary to comply with such applicable law or regulation.

                  1.  PAYMENTS OF PRINCIPAL AND INTEREST

1.1 Interest Rate and Maturity Date During the term hereof, the principal amount hereof, from time to time outstanding, shall bear interest at the rate of 2.5% above the Chemical Bank of New York's prime rate per annum (the "Standard Rate"). The principal amount, with accrued interest, shall be paid in 120 monthly payments and shall be paid in full on April 30, 2003 (the "Maturity Date").

Payment by Debtor to Creditor on the Maturity Date shall be in an amount equal to the sum of: (1) all accrued interest at the Standard Rate (defined above) and Default Rate (defined in Section 4.3), as applicable, which has not been previously paid, (2) all unpaid principal, and (3) Any unpaid late charges and other amounts chargeable against Debtor.

1.2 Prepayment The indebtedness hereunder may be prepaid in whole or in part any time (without penalty or premium) (in principal amounts of $5,000.00 or more), at the election of Debtor.

                               2.  SECURITY

This Note is secured by and entitled to the benefits of the Security Agreement to which reference is hereby made for a description of the Collateral securing this Note, and the rights of the Creditor and any Holder with respect to such Collateral.
Debtor and Creditor hereby acknowledge and agree that this Note shall be a negotiable instrument within the meaning of Article 3 of the Wyoming Uniform Commercial Code.

                           3.  EVENTS OF DEFAULT

The occurrence of any of the following shall be deemed to be an event of default ("Event of Default") hereunder and under the Security Agreement: (1) failure to cure any default in the payment of principal or interest due pursuant to the terms hereof within five (5) days after such default, or (2) the existence of an Event of Default under the Security Agreement or any other Debt Instrument.

                           4.  DEFAULT INTEREST

Any amount which is not paid as of the expiration of five (5) days after its due date shall, together with the remaining unpaid principal balance hereof, thereafter bear interest at the alternative rate (rather than the Standard Rate otherwise applicable hereunder) and in addition to any other amounts payable hereunder by reason thereof equal to fifteen percent (15%) per annum (the "Default Rate"), until the Event of Default is fully cured.

                       5.  MISCELLANEOUS PROVISIONS

5.1 Attorneys' Fees Should suit be brought to enforce, interpret or collect any part of this Note, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees and other costs of enforcement and collection.

5.2 Choice of Law and Forum THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF WYOMING, U.S.A., INCLUDING, WITHOUT LIMITATION, ANY WYOMING LAWS GOVERNING USURY OR PERMISSIBLE RATES OF INTEREST. EXCEPT AS SET FORTH BELOW, DEBTOR HEREBY AGREES THAT ANY SUIT TO ENFORCE ANY PROVISION OF, OR TO COLLECT THIS NOTE SHALL BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF WYOMING OR THE DISTRICT COURT FOR THE COUNTY OF FREMONT-NINTH JUDICIAL DISTRICT, WYOMING, U.S.A. EACH PARTY HEREBY AGREES THAT SUCH COURTS SHALL HAVE EXCLUSIVE IN PERSONAM JURISDICTION AND VENUE WITH RESPECT TO SUCH PARTY, AND EACH PARTY HEREBY SUBMITS TO THE EXCLUSIVE IN PERSONAM JURISDICTION AND VENUE OF SUCH COURTS. IN ADDITION TO THE FOREGOING, CREDITOR OR A HOLDER, AT ITS SOLE OPTION, MAY COMMENCE ANY SUCH SUIT IN ANY JURISDICTION IN WHICH DEBTOR HAS HIS RESIDENCE OR WHERE ANY COLLATERAL SECURING THIS NOTE IS LOCATED.

5.3 Obligation Unconditional No provision of this Note or of any other agreement shall alter, impair or render conditional the payment obligations of Debtor, which are absolute and unconditional, to pay the principal and interest on this Note, at the place and at the respective terms herein prescribed. Debtor shall in all events remain absolutely and unconditionally liable for the payment and performance of all its obligations under the Debt Instruments including, but not limited to, Debtor's liability for any deficiency by reason of the failure of the Collateral to fully satisfy all amounts due Holder pursuant to the Debt Instruments in the case of an Event of Default by Debtor.

5.4 Debtor's Waivers Except as expressly provided to the contrary herein, Debtor (and all guarantors, endorsers and other parties now or hereafter becoming liable for the payment of this Note) hereby waive diligence, presentment, protest, demand of payment, notice of protest, dishonor and nonpayment, and waive the legal effect of Holder's failure to give all notices not expressly provided for herein. Debtor expressly agrees that, without in any way affecting the liability of Debtor hereunder, the Holder may extend the Maturity Date or the time for payment of any amount due hereunder, accept additional security, release any party liable hereunder, and release any security now or hereafter securing this Note. Debtor further waives, to the full extent permitted by law, the right to plead any and all statutes of limitation as a defense to any demand on this Note, or on any agreement now or hereafter securing this Note.

5.5 Loss or Destruction Upon receipt of evidence reasonably satisfactory to Debtor of the loss or mutilation of this Note, Debtor will execute and deliver, in substitution hereof, a replacement note.

5.6 Severance Every provision of this Note is intended to be severable. In the event any term or provision hereof is declared to be illegal or invalid for any reason by a court of competent jurisdiction , such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable. Creditor and Debtor further agree to replace any such void or unenforceable provision of this Note with valid and enforceable provisions which will achieve, to the fullest extent possible, the economic, business and other purposes of the void or unenforceable provision.

5.7 Waivers by Holder to be Strictly Limited Any waiver, express or implied, of any breach or default hereunder shall not be considered a waiver of any subsequent or different breach or default. No delay or omission on the part of Holder in exercising any right under this Note or under any of the documents referenced herein shall operate as a waiver of such right or of any other right of the Holder hereunder.

5.8 Modification No provision of this Note may be waived, modified, or discharged other than by an express writing signed by the party against whom enforcement of such waiver, modification or discharge is sought.

                                   DEBTOR:  U.S. ENERGY CORP.




                                   JOHN L. LARSEN, President


                              ACKNOWLEDGEMENT


STATE OF WYOMING    )
                    )ss.
COUNTY OF FREMONT   )

     On this               day of April, 1993, personally appeared
before me    JOHN L. LARSEN     who being by me duly sworn did say
that he is the   President   of U.S. Energy Corp. and duly
acknowledged that said instrument was signed on behalf of said company by authority of its bylaws or a resolution of its board of
directors and said    JOHN L. LARSEN     duly acknowledged to me
that said company executed the same.



My Commission Expires:
                                   Notary Public
(NOTARY SEAL)

                                        Debtor: CRESTED CORP.
                                        Attachment:   B
                                        Document defined as the
"Note"

                          SECURED PROMISSORY NOTE

$76,760                            Issued as of the 30th day of April, 1993
                                                          Riverton, Wyoming

FOR VALUE RECEIVED, CRESTED CORP., a Colorado corporation in good standing (Debtor), hereby promises to pay to the order of THE BRUNTON COMPANY a Wyoming Corporation ("Creditor") (in lawful money of the United States of America, or with equal value as otherwise expressly permitted herein) at the office of Creditor located at 620 East Monroe, Riverton, Wyoming, 82501., or at such other place as Creditor or a future holder hereof (Creditor or such other holder being sometimes referenced herein as ("Holder")) may from time to time designate in writing, the principal sum of Seventy-Six Thousand Seven Hundred Sixty dollars and No cents ($76,760), together with interest on the unpaid principal balance hereof, all as specified below.

This Secured Promissory Note ("Note") has been issued pursuant to a Loan and Security Agreement, dated as of the 30th day of April, 1993, between Debtor and Creditor (the "Security Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the meanings indicated in the Security Agreement.

All interest accruing at the annual percentage rates specified herein shall be calculated on the basis of a 360-day year and actual days elapsed, and any such accrued interest which is not paid when due shall be added to unpaid principal and shall thereafter bear interest in the same manner as the unpaid principal balance hereof. Additionally, notwithstanding any provision of this Note, it is the intent and agreement of Debtor, in the event any obligation to pay interest specified herein is found to violate any applicable law or regulation, that this Note shall be construed or deemed amended so that the interest is reduced to the extent necessary to comply with such applicable law or regulation.

                  1.  PAYMENTS OF PRINCIPAL AND INTEREST

1.1 Interest Rate and Maturity Date During the term hereof, the principal amount hereof, from time to time outstanding, shall bear interest at the rate of 2.5% above the Chemical Bank of New York's prime rate per annum (the "Standard Rate"). The principal amount, with accrued interest, shall be paid in 120 monthly payments and shall be paid in full on April 30, 2003 (the "Maturity Date").

Payment by Debtor to Creditor on the Maturity Date shall be in an amount equal to the sum of: (1) all accrued interest at the Standard Rate (defined above) and Default Rate (defined in Section 4.3), as applicable, which has not been previously paid, (2) all unpaid principal, and (3) Any unpaid late charges and other amounts chargeable against Debtor.

1.2 Prepayment The indebtedness hereunder may be prepaid in whole or in part any time (without penalty or premium) (in principal amounts of $5,000.00 or more), at the election of Debtor.

                               2.  SECURITY

This Note is secured by and entitled to the benefits of the Security Agreement to which reference is hereby made for a description of the Collateral securing this Note, and the rights of the Creditor and any Holder with respect to such Collateral.
Debtor and Creditor hereby acknowledge and agree that this Note shall be a negotiable instrument within the meaning of Article 3 of the Wyoming Uniform Commercial Code.

                           3.  EVENTS OF DEFAULT

The occurrence of any of the following shall be deemed to be an event of default ("Event of Default") hereunder and under the Security Agreement: (1) failure to cure any default in the payment of principal or interest due pursuant to the terms hereof within five (5) days after such default, or (2) the existence of an Event of Default under the Security Agreement or any other Debt Instrument.

                           4.  DEFAULT INTEREST

Any amount which is not paid as of the expiration of five (5) days after its due date shall, together with the remaining unpaid principal balance hereof, thereafter bear interest at the alternative rate (rather than the Standard Rate otherwise applicable hereunder) and in addition to any other amounts payable hereunder by reason thereof equal to fifteen percent (15%) per annum (the "Default Rate"), until the Event of Default is fully cured.

                       5.  MISCELLANEOUS PROVISIONS

5.1 Attorneys' Fees Should suit be brought to enforce, interpret or collect any part of this Note, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees and other costs of enforcement and collection.

5.2 Choice of Law and Forum THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF WYOMING, U.S.A., INCLUDING, WITHOUT LIMITATION, ANY WYOMING LAWS GOVERNING USURY OR PERMISSIBLE RATES OF INTEREST. EXCEPT AS SET FORTH BELOW, DEBTOR HEREBY AGREES THAT ANY SUIT TO ENFORCE ANY PROVISION OF, OR TO COLLECT THIS NOTE SHALL BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF WYOMING OR THE DISTRICT COURT FOR THE COUNTY OF FREMONT-NINTH JUDICIAL DISTRICT, WYOMING, U.S.A. EACH PARTY HEREBY AGREES THAT SUCH COURTS SHALL HAVE EXCLUSIVE IN PERSONAM JURISDICTION AND VENUE WITH RESPECT TO SUCH PARTY, AND EACH PARTY HEREBY SUBMITS TO THE EXCLUSIVE IN PERSONAM JURISDICTION AND VENUE OF SUCH COURTS. IN ADDITION TO THE FOREGOING, CREDITOR OR A HOLDER, AT ITS SOLE OPTION, MAY COMMENCE ANY SUCH SUIT IN ANY JURISDICTION IN WHICH DEBTOR HAS HIS RESIDENCE OR WHERE ANY COLLATERAL SECURING THIS NOTE IS LOCATED.

5.3 Obligation Unconditional No provision of this Note or of any other agreement shall alter, impair or render conditional the payment obligations of Debtor, which are absolute and unconditional, to pay the principal and interest on this Note, at the place and at the respective terms herein prescribed. Debtor shall in all events remain absolutely and unconditionally liable for the payment and performance of all its obligations under the Debt Instruments including, but not limited to, Debtor's liability for any deficiency by reason of the failure of the Collateral to fully satisfy all amounts due Holder pursuant to the Debt Instruments in the case of an Event of Default by Debtor.

5.4 Debtor's Waivers Except as expressly provided to the contrary herein, Debtor (and all guarantors, endorsers and other parties now or hereafter becoming liable for the payment of this Note) hereby waive diligence, presentment, protest, demand of payment, notice of protest, dishonor and nonpayment, and waive the legal effect of Holder's failure to give all notices not expressly provided for herein. Debtor expressly agrees that, without in any way affecting the liability of Debtor hereunder, the Holder may extend the Maturity Date or the time for payment of any amount due hereunder, accept additional security, release any party liable hereunder, and release any security now or hereafter securing this Note. Debtor further waives, to the full extent permitted by law, the right to plead any and all statutes of limitation as a defense to any demand on this Note, or on any agreement now or hereafter securing this Note.

5.5 Loss or Destruction Upon receipt of evidence reasonably satisfactory to Debtor of the loss or mutilation of this Note, Debtor will execute and deliver, in substitution hereof, a replacement note.

5.6 Severance Every provision of this Note is intended to be severable. In the event any term or provision hereof is declared to be illegal or invalid for any reason by a court of competent jurisdiction , such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable. Creditor and Debtor further agree to replace any such void or unenforceable provision of this Note with valid and enforceable provisions which will achieve, to the fullest extent possible, the economic, business and other purposes of the void or unenforceable provision.

5.7 Waivers by Holder to be Strictly Limited Any waiver, express or implied, of any breach or default hereunder shall not be considered a waiver of any subsequent or different breach or default. No delay or omission on the part of Holder in exercising any right under this Note or under any of the documents referenced herein shall operate as a waiver of such right or of any other right of the Holder hereunder.

5.8 Modification No provision of this Note may be waived, modified, or discharged other than by an express writing signed by the party against whom enforcement of such waiver, modification or discharge is sought.

                                   DEBTOR:  CRESTED CORP.




                                   MAX T. EVANS, President


                              ACKNOWLEDGEMENT


STATE OF WYOMING    )
                    )ss.
COUNTY OF FREMONT   )

     On this               day of April, 1993, personally appeared
before me    MAX T. EVANS     who being by me duly sworn did say
that he is the   President   of Crested Corp. and duly acknowledged
that said instrument was signed on behalf of said company by authority of its bylaws or a resolution of its board of directors
and said    MAX T. EVANS    duly acknowledged to me that said
company executed the same.



My Commission Expires:
                                   Notary Public
(NOTARY SEAL)